Exhibit 10-hh

SECOND AMENDMENT TO THE

FOURTH AMENDED AND RESTATED

LIMITED LIABILITY COMPANY AGREEMENT

OF

AT&T MOBILITY II LLC

This Second Amendment (the “Second Amendment”) to the Fourth Amended and Restated Limited Liability Company Agreement is entered into effective as of January 1, 2019 by AT&T Mobility Corporation, a Delaware corporation, as the manager (the “Manager”) of AT&T Mobility II LLC (the “Company”) pursuant to Paragraph 23 of the Existing Agreement (defined below).

WHEREAS, the Company is governed by the Fourth Amended and Restated Limited Liability Company Agreement of AT&T Mobility II LLC, with an effective date of October 15, 2018, amended as of October 23, 2018 (the “Existing Agreement”);

WHEREAS, on January 1, 2019, New Cingular Wireless Services, Inc. (“NCWS”) made a capital contribution of all of its 18.2715796% outstanding membership interest of the Company to AT&T Mobility LLC; and

WHEREAS, the Manager desires to amend Schedule A of the Existing Agreement to reflect the new Percentage Interest of the Members and does hereby adopt this Second Amendment as an amendment to the Existing Agreement;

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereby agree as follows:

1.

Amendment. The Schedule to the Existing Agreement entitled, SCHEDULE A – MEMBERS shall be deleted in its entirety and replaced by SCHEDULE A – MEMBERS, attached hereto, which sets forth the final Percentage Interest of the Common Interest Members and Series A Preferred Interest Member as of 11:59 p.m. Eastern time on January 1, 2019.

2.	Full Force and Effect. Except as amended by this Second Amendment, the Existing Agreement shall continue in full force and effect.

3.	Counterparts. This Second Amendment may be executed in one or more counterparts, each of which shall constitute an original and all of which when taken together shall constitute one binding agreement.

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IN WITNESS WHEREOF, the undersigned has caused this Second Amendment to be executed by its duly authorized representative.

MANAGER:

AT&T MOBILITY CORPORATION

By:	/s/ Jackie A. Begue

Name: Jackie A. Begue Title: Assistant Secretary

[Signature Page to Second Amendment to

Fourth Amended and Restated Limited Liability Company Operating Agreement of

AT&T Mobility II LLC]

SCHEDULE A

MEMBERS

Common Interest Members

Member	Common Interests	Common Percentage Interest

Mobility	644,835,618	92.8649006%

BSMD	36,823,564	5.3030827%

AT&T Corp.	12,721,165	1.8320168%

	694,380,346	100.0000000%

Series A Preferred Interest Member

Member	Series A Preferred Interests

SBC Master Pension Trust	320,000,000